UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2020
CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 Market Place Blvd, Suite 200 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)
(972) 258-8507
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Reliance on SEC Relief from Filing Requirements
CEC Entertainment, Inc. (the “Company”) is filing this Current Report on Form 8-K pursuant to the Order of the Securities and Exchange Commission (the “SEC”), issued March 25, 2020 pursuant to Section 36 of the Exchange Act, granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (Release No. 34-88465) (the “Order”).
The Company requires additional time to finalize its Quarterly Report on Form 10-Q. Specifically, the extraordinary circumstances resulting from the novel coronavirus (“COVID-19”) are presenting atypical issues which are taking longer to address in the Company’s financial statements, and the Company requires additional time to address the financial statement impact and disclosures caused by the disruptions to the Company’s business and operations including: (i) COVID-19 disclosures (e.g., “Disclosure Guidance Topic No. 9” issued by the SEC’s Division of Corporation Finance on March 25, 2020), and (ii) the required evaluation as to whether these events and current environment trigger a review of the recoverability of several asset groups, and if so, conduct the necessary analysis to quantify whether an impairment is required and to what extent. Any such impairment adjustment could be material to the financial statements but would be a non-cash charge that does not impact Adjusted EBITDA.
In reliance on the Order, the Company anticipates that it will file its Quarterly Report on Form 10-Q for the quarter ended March 29, 2020, originally due on May 13, 2020, on or before June 12, 2020, and conduct an earnings call on or before June 22, 2020.
Operational Update

•	Since the end of its 2019 fiscal year end, the Company has permanently closed 12 Company-operated venues;

•
As of May 11, 2020, the Company has temporarily suspended all operations (on-premise, carry-out and delivery) at 86 of its Company-operated venues, primarily due to sales performance. All other Company-operated venues are open for carry-out and third-party delivery, but remain closed for on-premise dining, entertainment and arcade rooms;

•	As previously disclosed in a Current Report on Form 8-K filed on April 10, 2020, Adjusted EBITDA for the first quarter ended March 29, 2020 is estimated to be between $39 and $43 million;

•
With assistance from Hilco Real Estate, the Company continues to evaluate the viability of its fleet of venues and is actively engaged in discussions with landlords to secure rent concessions including deferrals, abatements, reductions of future rent and when necessary, consultations regarding the closure of certain venues. There is no assurance the Company will obtain sufficient rent concessions to allow it to operate certain locations profitably, which could result in additional venue closures;

•
Historically, merchandise and entertainment revenue have accounted for approximately 56% of total revenue generated by our Company-operated venues. Although some states and localities have recently eased shelter-at-home restrictions and allowed restaurants to partially reopen their dining rooms, the latest orders generally do not allow the reopening of arcade rooms. As a result, it remains unclear as to when the Company will be able to reopen its venues.

Risk Factor Update
The Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 29, 2019 with the following risk factor, which should be read in conjunction with the other risk factors presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2019 that was filed with the SEC on March 12, 2020.
Public health issues could adversely affect our consolidated financial results.
Our business may be impacted by certain public health issues including epidemics, pandemics and the rapid spread of certain illnesses and contagious diseases. Such public health issues, including those outside of the U.S., may (i) make travel to particular regions more difficult, impacting our ability to pursue opportunities in those areas (ii) impact our supply chain; and (iii) limit our access to labor in areas impacted by the health issues. Also, to the extent our guests feel uncomfortable visiting public locations, particularly locations with a large number of children, due to a perceived risk of exposure to a public health issue, we could experience a reduction in customer traffic. Government agencies may also issue guidance or warnings that could discourage or prohibit guests or cast members from traveling to our venues. Any of these factors may adversely affect our consolidated financial results.
For example, the outbreak of the novel coronavirus (“COVID-19”) has disrupted the Company’s restaurant operations beginning in February 2020. As of the time of this Current Report on Form 8-K, most of our Company-operated venues are open for carry-out and third-party delivery orders only. We have suspended all operations in 86 venues, primarily due to sales performance. Governmental restrictions, health agency guidance regarding social distancing and public perceptions of the risks associated with the COVID-19 pandemic have caused and may continue to cause a suspension of on-premise dining, entertainment, and arcade rooms, and consequently a steep reduction in customer traffic. We expect the COVID-19 pandemic to negatively impact our financial results and such impact will be significant to our financial results in 2020. The degree of significance is dependent upon the longevity and severity of the pandemic and the pace of the rebound once it is over. The pandemic could also cause a material impact to our longer-term financial results and condition based upon the same factors.
Cautionary Statement Regarding Forward-Looking Statements
The Company has made statements in this filing and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, and other matters. Any forward-looking statement made in this filing speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of the Company’s control and could cause future events or results to be materially different from those stated or implied in this document, or to occur at all, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2019 that was filed with the Securities and Exchange Commission on March 12, 2020, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: May 11, 2020	By:	/s/ James A. Howell
James A. Howell
Executive Vice President and Chief Financial Officer

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